United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 1, 1998


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


     Nova Scotia, Canada                 1-3793                  98-0085412
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


            Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E.,
                        Calgary, Alberta, Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.





Item 5.  Other Events

          On July 1, 1998, the Company reported that the Kotaneelee trial had been adjourned until September, when the Court of Queens Bench will reconvene after its summer recess. The Company expects to complete its case during September 1998.

          The Company also reported that the B-38 well in the Kotaneelee gas field is to undergo remedial work to correct a wellsite problem at an estimated cost between $1 to $8 million (Cdn.).

         A press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)    Exhibits

                 (99)   Additional Exhibits

                        (a)  Press release of the registrant dated July 1, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CANADA SOUTHERN PETROLEUM LTD.
                                                         (Registrant)



                                               By /s/ M. A. Ashton
                                                      M. A. Ashton
                                                      President


Date:  July 1, 1998